4. Premises and Equipment (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Premises And Equipment Details
Land	$ 3,657	$ 3,581
Buildings and improvements	14,815	14,771
Furniture and equipment	17,660	16,874
Total premises and equipment	36,132	35,226
Less accumulated depreciation	20,258	18,330
Total net premises and equipment	$ 15,874	$ 16,896